SCHEDULE OF EFFECTIVE RECONCILIATION INCOME TAX RATE (Details)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Income Tax Disclosure [Abstract]
U.S. Federal statutory income tax rate	21.00%	21.00%
State income tax, net of federal benefit	4.35%	4.35%
Subtotal	25.35%	25.35%
Valuation allowance	(25.35%)	(25.35%)
Total	0.00%	0.00%